ADVISORSHARES RESTAURANT ETF

Schedule of Investments

March 31, 2026 (Unaudited)

Investments	Shares	Value
COMMON STOCKS – 88.6%

Food – 11.5%
Nathan’s Famous, Inc.	850	$85,621
US Foods Holding Corp.(a)	1,315	121,256
Total Food		206,877

Food Service – 3.1%
Aramark	1,395	56,554

Internet – 4.4%
DoorDash, Inc., Class A(a)	262	39,339
Serve Robotics, Inc.(a)(b)	4,822	40,698
Total Internet		80,037

Retail – 69.6%
BJ’s Restaurants, Inc.(a)	1,900	66,690
Brinker International, Inc.(a)	1,206	172,181
Casey’s General Stores, Inc.	155	112,818
Cheesecake Factory, Inc. (The)(b)	1,523	83,384
Darden Restaurants, Inc.	458	89,786
Dine Brands Global, Inc.(b)	2,643	69,352
Domino’s Pizza, Inc.	198	71,041
Dutch Bros, Inc., Class A(a)	1,202	60,893
Krispy Kreme, Inc.	30,000	101,700
Red Robin Gourmet Burgers, Inc.(a)(b)	18,546	54,340
Restaurant Brands International, Inc. (Canada)(b)	1,366	100,947
Texas Roadhouse, Inc.	443	73,157
Wingstop, Inc.(b)	145	22,471
Yum China Holdings, Inc. (China)	1,773	86,487
Yum! Brands, Inc.	594	92,355
Total Retail		1,257,602

Total Common Stocks (Cost $1,687,703)		1,601,070

MONEY MARKET FUNDS – 23.6%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 3.56%(c)	238,023	238,023
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Class, 3.29%(c)(d)	187,555	187,555
Total Money Market Funds (Cost $425,578)		425,578

Total Investments – 112.2% (Cost $2,113,281)		2,026,648
Liabilities in Excess of Other Assets – (12.2%)		(220,530)
Net Assets – 100.0%		$1,806,118

(a)	Non-income producing security.
(b)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $637,192; the aggregate market value of the collateral held by the fund is $446,215. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $258,660.
(c)	Rate shown reflects the 7-day yield as of March 31, 2026.
(d)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES RESTAURANT ETF

Schedule of Investments (continued)

March 31, 2026 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2026, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$1,601,070	$–	$–	$1,601,070
Money Market Funds	425,578	–	–	425,578
Total	$2,026,648	$–	$–	$2,026,648

SUMMARY OF SCHEDULE OF INVESTMENTS

% of Net Assets
Food	11.5%
Food Service	3.1
Internet	4.4
Retail	69.6
Money Market Funds	23.6
Total Investments	112.2
Liabilities in Excess of Other Assets	(12.2)
Net Assets	100.0%